UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2024 (July 24, 2024)

AGAPE ATP CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41835	36-4838886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia,

Taman Desa, Kuala Lumpur, Malaysia 58100

(Address of principal executive offices) (Zip Code)

+(60) 192230099

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATPC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 24, 2024, Agape ATP Corporation (the “Company”), entered into a Collaboration Agreement (the “Sweet Home Agreement”) with Sweet Home Senior Living Care Centre Sdn. Bhd.(“Sweet Home”), pursuant to which the Company and Sweet Home will collaborate on the commercial project: “ AGAPE ATP Corporation Ventures into Senior and Elderly Care Solutions in Partnership with Sweet Home Senior Living Sdn. Bhd.”

On July 24, 2024, the Company, entered into a Collaboration Agreement (the “Cedar Agreement”, and together with the Sweet Home Agreement, the “Collaboration Agreements”) with Cedar Wellness Sdn. Bhd. (“Cedar”), pursuant to which the Company and Cedar will collaborate on the commercial project: “ AGAPE ATP Corporation Ventures into Pain Management Market in Partnership with Cedar Wellness Sdn. Bhd.” Pursuant to the Cedar Agreement, the Cedar founder and management team will join Cedar ATPC Sdn. Bhd., a subsidiary of the Company, as executive officers to lead the pain management solution business.

On July 30, 2024, the Company issued a press release (the “Press Release”) announcing the Collaboration Agreements. A copy of the Sweet Home Agreement, Cedar Agreement and the Press Release is furnished as Exhibit 99.1, 99.2 and 99.3, respectively to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

c) Exhibits

99.1	Collaboration Agreement between the Company and Sweet Home dated July 24, 2024
99.2	Collaboration Agreement between the Company and Cedar dated July 24, 2024
99.3	Press Release, dated July 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGAPE ATP CORPORATION

Date: July 30, 2024	By:	/s/ How Kok Choong
	Name:	How Kok Choong
	Title:	Chief Executive Officer, President, Director, Secretary and Treasurer (Principal Executive Officer)

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